SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS LifeCompass Protect 2017 Fund (the “Fund”)

Upon the recommendation of the Fund’s investment advisor, Deutsche Investment Management Americas Inc. (the “Advisor”), the Fund’s Board has authorized the Fund’s termination, which will be effective on or about July 27, 2010 (the “Early Termination Date”). Liquidation proceeds will be disbursed to shareholders shortly thereafter. Accordingly, the Fund will redeem all of its outstanding shares on the Early Termination Date. Shareholders who hold their shares on the Early Termination Date will receive, on a per share basis, the greater of: (i) the then–current net asset value (“NAV”); or (ii) the net present value of the Fund’s “Protected High NAV” (as said term defined in the Fund’s prospectus) (the “Accelerated Protected High NAV”). In the event of early termination, when the Fund calculates its NAV and Accelerated Protected High NAV as of the Early Termination Date, each amount will be reduced by the net present value per share of the estimated remaining payments otherwise due to the Fund’s financial warranty provider, Main Place Funding, LLC (the “Warranty Provider”), had the Fund continued to its maturity date (the “Accelerated Financial Warranty Fee”).

Subject to the Fund and the Advisor complying with the terms, conditions, and limitations of the Fund’s Financial Warranty Agreement, the Warranty Provider is obligated to make payments to the Fund for any shortfall between the Fund’s aggregate net assets and the Accelerated Aggregate Protected Amount (as described below) in the event of the Fund’s early termination. The Accelerated Aggregate Protected Amount is the sum of the Accelerated Protected High NAV for each respective class of the Fund’s shares individually times the corresponding number of shares outstanding for that particular class on the Early Termination Date. Because the Fund’s aggregate net assets presently exceed the Fund’s Accelerated Aggregate Protected Amount, the Fund does not currently expect to draw on its Financial Warranty in connection with its early termination.

May 27, 2010
DLCPF-3605

Prior to the Early Termination Date, shareholders may exchange their shares for the same class of shares of another DWS fund or redeem their shares. Shareholders who elect to exchange into another DWS fund may do so at NAV without the payment of any contingent deferred sales charge (“CDSC”). Shareholders who elect to redeem their shares prior to the Early Termination Date will receive the NAV per share for all shares they redeem less any applicable CDSC on such redemption date. Shares redeemed by the Fund on the Early Termination Date will not be subject to a CDSC. The Accelerated Financial Warranty Fee will not be deducted from the redemption amount of any shares redeemed or exchanged prior to the Early Termination Date.

The redemption or exchange of shares on or before the Early Termination Date may be a taxable event for shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution, defined benefit plans, or other qualified retirement vehicles.

The costs associated with the Fund’s liquidation, including the mailing of notification to shareholders, will be borne by the Fund subject to the Advisor’s contractual agreement to maintain the Fund’s total annual operating expenses at specified expense ratios.

In connection with the Fund’s termination and liquidation, the Fund will be closed to new investments effective on or about June 4, 2010, except that qualified retirement plans that currently offer the Fund as an investment option may continue to offer the Fund to their participants until the Early Termination Date.

Please Retain This Supplement for Future Reference

May 27, 2010
DLCPF-3605